UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 5, 2018
REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34846 (Commission File Number)	75-2788861 (IRS Employer Identification No.)
2201 Lakeside Boulevard
Richardson, Texas 75082
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

RealPage, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders on June 5, 2018 (the “2018 Annual Meeting”). At the 2018 Annual Meeting, a total of 78,784,644 shares were represented in person or by proxy and the Company’s stockholders took the following actions:

Proposal One: Election of Directors

Stockholders elected each of the two nominees for Class II director to serve for a term of three years to expire at the 2021 Annual Meeting of Stockholders based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott S. Ingraham	72,645,848	1,772,798	4,365,998
Jeffrey T. Leeds	69,994,948	4,423,698	4,365,998

Proposal Two: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
78,150,825	589,867	43,952	0

Proposal Three: Advisory Approval of Executive Compensation

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,058,058	2,305,861	54,727	4,365,998

Proposal Four: Approval of Amendment to our Amended and Restated Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock by 125,000,000 Shares

Stockholders voted to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock by 125,000,000 shares, bringing the total authorized shares of common stock to 250,000,000 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,648,744	2,125,388	10,512	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ David G. Monk
David G. Monk Executive Vice President, Chief Legal Officer and Secretary
Date: June 8, 2018